UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  October 2, 2009

Plantronics, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-12696	77-0207692
(State or Other Jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

345 Encinal Street
Santa Cruz, California 95060
(Address of Principal Executive Offices including Zip Code)

(831) 426-5858
(Registrant's Telephone Number, including Area Code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01   Entry into a Material Definitive Agreement

On October 1, 2009, Plantronics, Inc. (“Plantronics” or “the Company”) and certain of its foreign subsidiaries entered into an Asset Purchase Agreement (the “Agreement”) with Audio Technologies Acquisition, LLC, a Delaware limited liability corporation (“the Purchaser”) an affiliate of Prophet Equity LP for the sale of certain assets of Altec Lansing, the Audio Entertainment Group (AEG) business segment of the Company (the “Transaction”), for a purchase price of $18 million in cash, subject to certain post-closing adjustments.  In addition, the Purchaser will assume certain liabilities related to AEG.  The transaction is expected to close by the end of October 2009.

Pursuant to the Agreement, the Purchaser will acquire substantially all the assets associated with the AEG business, including customer and vendor contracts, certain patents and trademarks and other intellectual property, inventory, property, plant and equipment, and the name Altec Lansing.  In addition, the parties have agreed to license to each other certain intellectual property rights.  Purchaser also expects to hire certain employees of the Company who are currently employed in the AEG business.  In connection with the Agreement, the parties will also enter into a Transition Services Agreement whereby, among other things, Plantronics will provide certain services to the Purchaser for a limited period following the closing.

Plantronics and the Purchaser made customary representations, warranties and covenants in the Agreement.  Plantronics has agreed to operate the AEG business and the related assets being sold in the ordinary course of business and to refrain from taking certain actions with respect to the AEG business and related assets being sold in connection with the Transaction.  In addition, both parties have agreed to certain non-competition and non-solicitation covenants.

Both the parties have agreed to indemnify the other party against certain losses, including losses for breaches of representations, warranties and covenants and liabilities that, in the case of the Purchaser, it has assumed, subject to certain limitations and Plantronics has deposited a certain portion of the purchase price in escrow to secure its indemnification obligations.

The completion of the Transaction is subject to various conditions, including the absence of a material adverse effect on the AEG business being sold, accuracy of representations and warranties, compliance with covenants and delivery of certain consents to third party contracts.

The Agreement contains certain termination rights for both Plantronics and the Purchaser.

The transaction was approved by Plantronics’ Board of Directors on October 1, 2009 and is subject to certain closing conditions.  In addition, the Agreement contains customary termination rights for both the Company and the Purchaser.

The foregoing description of the agreement is qualified in its entirety by reference to the full text of the Agreement, a copy of which Plantronics intends to file with its Quarterly Report on Form 10-Q for the quarter ending September 26, 2009.

A copy of the press release, dated October 2, 2009, announcing the sale of the Company’s Altec Lansing business to the Purchaser is attached hereto as Exhibit 99.1.

SECTION 2 – FINANCIAL INFORMATION

Item 2.06    Material Impairments

In connection with the review of the financial statements for the quarter ended September 26, 2009, Plantronics concluded that it will record an impairment charge in the range of $13 million to $16 million, net of taxes, to write-off the carrying value of its AEG intangible assets and potentially other long-lived assets within the AEG segment.  This range is a preliminary estimate only.  The impairment is mainly a result of the Company’s decision to sell the Altec Lansing business and entering into a non-binding letter of intent during the quarter.  Plantronics is continuing to evaluate the impairment of these assets and the amount of the actual impairment charge may vary materially from this estimate.  Plantronics expects to record this charge in the current fiscal quarter ending September 26, 2009.  The impairment(s) will not result in any current or future cash expenditures.

Cautionary Note Regarding Forward-Looking Statements

This current report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Exchange Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements relating to (i) the proposed sale of the Audio Entertainment Group to Prophet Equity; (ii) the opportunities provided by Unified Communications (“UC”); (iii) the effects of the reorganization of the Company’s corporate structure and the sale of the Audio Entertainment Group; (iv) the retained working capital assets and our ability to monetize them; (v) the estimated impairment charge in the range of $13 million to $16 million; (vi) our use of the capital from the sale of Altec Lansing, including the stock repurchase program; and (vii) the effects of the sale of Altec Lansing on Altec Lansing, including its effects on Altec Lansing’s partners and customers, as well as (viii) other matters discussed in the attached press release that are not purely historical data.  The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise.

Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from those contemplated by such statements. These risks and uncertainties include, but are not limited to, the ability to finalize and close the sale of Altec Lansing per the terms of the Asset Purchase Agreement, as well as other risks indicated in the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K filed May 26, 2009, quarterly reports filed on Form 10-Q and other filings with the Securities and Exchange Commission as well as recent press releases. These filings can be accessed over the Internet at http://www.sec.gov/edgar/searchedgar/companysearch.html.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description of Document

99.1	Press release issued by Plantronics, Inc. dated October 2, 2009, entitled “Plantronics Organizes to Focus on Unified Communications Opportunity, Enters Definitive Agreement to Sell Altec Lansing”

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLANTRONICS, INC.

Date: October 2, 2009	By:	/s/ Barbara Scherer
Name:		Barbara Scherer
Title:		Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Index	Description of Document

99.1
Text of Press Release issued by Plantronics, Inc., dated October 2, 2009, and titled “Plantronics Organizes to Focus on Unified Communications Opportunity, Enters Definitive Agreement to Sell Altec Lansing”